                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        ______________________________

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                                 May 29, 1998
                             --------------------
                                Date of Report
                       (Date of earliest event reported)


                             WESTOWER CORPORATION
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Washington                    1-132963               91-1825860
----------------------------    ---------------------    -------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
     of incorporation)                                   Identification No.)

                              7001 NE 40th Avenue
                         Vancouver, Washington  98661
        --------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (360) 750-9355
        --------------------------------------------------------------
             (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 29, 1998, the Company entered into a Share Exchange Agreement with MJA Communications Corp. ("MJA") and MJA's shareholders, Michael J. Anderson and Constance S. Anderson and Fred Faulkner, III (collectively, the "Shareholders"), pursuant to which the Company agreed to issue an aggregate amount of 397,023 shares of its Common Stock, at the time valued at $10,000,000, to the Shareholders in exchange for all of the outstanding shares of MJA. The amount of consideration was determined through arm's length negotiation which resulted in a purchase price equal to 8.3 times MJA's after-tax earnings. Additionally, the Company entered into an Employment Agreement with Mr. Anderson. As consideration for Mr. Anderson's Employment Agreement, in addition to cash compensation and bonuses, the Company agreed (1) to issue to him options to purchase 10,000 shares of the Company's Common Stock, (2) to set aside 100,000 additional options to be granted to MJA employees at Mr. Anderson's discretion, and (3) to issue 100 shares of Common Stock to each MJA employee continuously employed by MJA for at least one year as of May 1, 1998. The Company also entered into a Registration Rights Agreement with the Shareholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED*

     (b)  PRO FORMA FINANCIAL INFORMATION*

     (c)  EXHIBITS

Exhibit Number                 Description
--------------  -------------------------------------------
     2.1        Share Exchange Agreement by and among
                Westower Corporation, MJA Communications
                Corp. and the Stockholders of MJA
                Communications Corp.: Michael J. Anderson,
                Constance S. Anderson, and Fred Faulkner,
                III, dated as of May 29, 1998

     2.2        Westower Corporation Registration Rights
                Agreement Dated as of May 29, 1998

     2.3        Employment agreement between Westower
                Corporation and Michael J. Anderson, dated
                May 29, 1998
______________________
*To be filed by amendment within 60 days of the filing of this Current Report.

Form 8-K - Westower Corporation                                           Page 2
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                                   SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 WESTOWER CORPORATION


Dated:  June 12, 1998
                                 By /s/ Peter Lucas
                                    --------------------------------------------
                                    Peter Lucas, Senior Vice President, Chief
                                    Financial Officer, Treasurer and Secretary



Form 8-K - Westower Corporation                                           Page 3
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                                 EXHIBIT INDEX

Exhibit Number                 Description
--------------  -------------------------------------------
     2.1        Share Exchange Agreement by and among
                Westower Corporation, MJA Communications
                Corp. and the Stockholders of MJA
                Communications Corp.: Michael J. Anderson,
                Constance S. Anderson, and Fred Faulkner,
                III, dated as of May 29, 1998

     2.2        Westower Corporation Registration Rights
                Agreement Dated as of May 29, 1998

     2.3        Employment agreement between Westower
                Corporation and Michael J. Anderson, dated
                May 29, 1998